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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 10, 2007

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                       0-17017            74-2487834
  (State or other jurisdiction of     (Commission File       (IRS Employer
          incorporation)                   Number)       Identification No.)


                      One Dell Way, Round Rock, Texas 78682
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     A copy of the press release issued on July 16, 2007, announcing the NASDAQ Board's call for review, is attached as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The company and certain of its executive officers, including Paul D. Bell, Senior Vice President and President, Americas, a named executive officer, have entered into Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreements ("Noncompetition Agreements"). The Noncompetition Agreements provide that if the executive officer's employment with the company is terminated without cause he will receive a severance payment equal to six months' base salary. In addition, the Noncompetition Agreements obligate the executive officer to comply with certain noncompetition and nonsolicitation obligations for a period of 12 months following termination of employment. A copy of the Form of Noncompetition Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 - Form of Protection of Sensitive Information,  Noncompetition and
               Nonsolicitation Agreement for Executive Officers.

Exhibit 99.1 - Press Release issued by Dell Inc., dated July 16, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELL INC.


Date:  July 16, 2007               By: /s/ Thomas H. Welch, Jr.
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                                       Thomas H. Welch, Jr.
                                       Vice President and Assistant Secretary

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                                  EXHIBIT INDEX

     Exhibit
       No.                        Description of Exhibit
       ---                        ----------------------

       10.1 Form of Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement for Executive Officers.

       99.1         Press Release issued by Dell Inc., dated July 16, 2007.

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